                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of report (Date of earliest event reported): August 25, 1998


                             SystemSoft Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)



          Delaware                      0-24418                 04-3121799
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                One Innovation Drive, Natick, Massachusetts 01760
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 651-0088
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                      Exhibit Index Appears on Page 9.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 16, 1998, the Company and its wholly-owned subsidiary, SystemSoft Taiwan Corporation, finalized an asset purchase and license agreement (the "License Agreement) with InSyde Software, Inc., ("InSyde") a Delaware corporation for the Company's BIOS business. The License Agreement, which is effective as of September 1, 1998, calls for the Company to transfer to InSyde, in exchange for royalty payments of up to $2.0 million, an exclusive (even as to the Company) irrevocable, worldwide license to the Company's BIOS business.

         Specific terms of the transaction call for InSyde to pay a 10% royalty on all revenue derived from the BIOS business up to an aggregate royalty payment of the aforementioned $2.0 million. Upon the closing of the License Agreement, InSyde prepaid $500,000 of said royalties to the Company and will begin paying the 10% royalty when BIOS revenue earned by InSyde exceeds $5.0 million. Guaranteed minimum royalty payments for the remaining $1.5 million begin in the quarter ended December 31, 1999 until such time as any or all of the remaining $1.5 million in royalty payments is paid to the Company. In addition to the $2.0 million in royalties owed for the BIOS business, InSyde also paid $85,200 for specific tangible personal property acquired from the Company and from a wholly owned subsidiary of the Company, SystemSoft Taiwan Corporation, consisting of computer, office and engineering equipment.

         Once InSyde has paid the Company $2.0 million in royalties, InSyde will have a fully paid-up license and the Company has agreed to assign all of its right, title and interest in and to the BIOS products (as described in the License Agreement) and all related documentation, including copyrights, patents and trade secrets relating thereto. Until such time as InSyde has paid the $2.0 million, the Company has a security interest in all of the intellectual property, patents and trademarks licensed as part of this License Agreement. The Company has also agreed not to compete with InSyde in the worldwide BIOS-related business (as defined in said License Agreement) for a period of ten years.

         The Company and InSyde have also entered into a Representative Agreement and License ("Representative Agreement") whereby InSyde will be a representative, be it exclusive or non-exclusive as described below, for the Company selling specific products in specific geographical regions of the world ( a copy of this Representative Agreement is attached as Exhibit 99.01). InSyde will have the ability to sell the Company's PC Card and SystemWizard products in the Asia-Pacific (exclusive of Japan) and Europe regions and receive a commission from the Company. Whether the representative is exclusive or non-exclusive for InSyde and the exact commission paid to InSyde depends upon the particular product being sold and the particular geographic region in which the customer resides. The Representative Agreement will remain in effect for a period of three years.

         The terms of the transaction and the consideration received by the Company were the result of arms'-length negotiations between the representatives of the Company and InSyde. The Company understands that Jonathan Joseph, a former executive vice-president of the Company, became president of InSyde in September, 1998.]

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.


         (b)      Unaudited Pro Forma Financial Information.

                  (1) Unaudited pro forma consolidated balance sheet as of July 31, 1998 and unaudited pro forma consolidated income statements for the six months ending July 31, 1998 and the fiscal year ended January 31, 1998.

        (c)      Exhibits


Exhibit No.       Exhibit
-----------       -------

  2.01 Asset Purchase and License Agreement dated as of September 1, 1998 by and between SystemSoft Corporation, SystemSoft Taiwan Corporation and InSyde Software, Inc.

  99.01 Representative Agreement and License dated as of September 1, 1998 by and between SystemSoft Corporation and InSyde Software, Inc.

  99.02           Press Release of the Company dated October 22, 1998.




                    SYSTEMSOFT CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 1998 and Unaudited Pro Forma Consolidated Statements of Income for the six months ended July 31, 1998 and for the fiscal year ended January 31, 1998 illustrate: (i) the effect of the sale of the Company's BIOS business as if the transaction had been consummated on July 31, 1998 for the Unaudited Pro Forma Consolidated Balance Sheet (ii) the effect of the sale of the BIOS business as if it had been consummated on January 31, 1998 for the Unaudited Pro Forma Consolidated Statement of Income for the six months ended July 31, 1998 and
(iii) the effect of the sale of the BIOS business as if it had been consummated on January 31, 1997 for the Unaudited Pro Forma Consolidated Statement of Income for the fiscal year ended January 31, 1998.

     The Unaudited Pro Forma Consolidated Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the sale of the BIOS business been consummated as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

                     SYSTEMSOFT CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JULY 31, 1998


                                                                                            BIOS           SYSTEMSOFT
                                                                         SYSTEMSOFT       PRO FORMA       CONSOLIDATED
                                                                         HISTORICAL      ADJUSTMENTS        PRO FORMA
                                                                         ----------      -----------      ------------

ASSETS
Current assets:
      Cash and cash equivalents                                         $ 2,240,110       $ 612,700 a     $  2,852,810
      Restricted cash                                                     1,000,000                          1,000,000
      Accounts receivable, net                                            3,082,612        (200,000)i        2,882,612
      Related party note receivable                                         185,997                            185,997
      Prepaid royalties                                                   2,632,105                          2,632,105
      Prepaid expenses and other current assets                           1,693,374         (90,769)b        1,602,605
                                                                        -----------       ---------       ------------
      Total current assets                                               10,834,198         321,931         11,156,129
                                                                        -----------       ---------       ------------

      Property and equipment, net                                         6,207,944        (271,506)c        5,936,438
      Purchased software and software development costs, net              2,597,526                          2,597,526
      Prepaid royalties, long-term portion                                  315,464                            315,464
                                                                        -----------       ---------       ------------
      Total assets                                                      $19,955,132       $  50,425       $ 20,005,557
                                                                        ===========       =========       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                                   $1,179,592                       $  1,179,592
      Accrued expenses                                                      904,841                            904,841
      Income taxes payable                                                   90,081                             90,081
      Accrued compensation and benefits                                   1,368,980       $  22,969 d        1,391,949
      Accrued royalties                                                   3,242,750                          3,242,750
      Deferred revenue                                                      815,041         562,500 e        1,377,541
                                                                        -----------       ---------       ------------
      Total current liabilities                                           7,601,285         585,469          8,186,754
                                                                        -----------       ---------       ------------

      Other long-term liabilities                                           579,567                            579,567

      Commitments and contingencies

STOCKHOLDERS' EQUITY
      Common stock                                                          268,838                            268,838
      Additional paid-in capital                                         83,452,521                         83,452,521
      Accumulated other comprehensive income                               (881,476)                          (881,476)
      Less treasury stock, at cost                                         (427,187)                          (427,187)
      Accumulated deficit                                               (70,638,416)       (535,044)h      (71,173,460)
                                                                        -----------       ---------       ------------
      Total stockholders' equity                                         11,774,280        (535,044)        11,239,236
                                                                        -----------       ---------       ------------
      Total liabilities and stockholders' equity                        $19,955,132       $  50,425       $ 20,005,557
                                                                        ===========       =========       ============




See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                     SYSTEMSOFT CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JULY 31, 1998


                                                                 SYSTEMSOFT         BIOS       SYSTEMSOFT
                                                  SYSTEMSOFT        BIOS         PRO FORMA    CONSOLIDATED
                                                  HISTORICAL      BUSINESS      ADJUSTMENTS    PRO FORMA
                                                  ----------     ----------     -----------   ------------

REVENUES
       Software license fees                     $  5,602,051    $ 1,349,805                   $ 4,252,246
       Engineering services                         1,006,689        123,358                       883,331
                                                 ------------    -----------     ---------     -----------
            Total revenues                          6,608,740      1,473,163            --       5,135,577
COST OF REVENUES
       Software license fees                        2,650,187        539,172                     2,111,015
       Engineering services                         1,096,143        660,009                       436,134
                                                 ------------    -----------     ---------     -----------
            Total cost of revenues                  3,746,330      1,199,181            --       2,547,149

Gross profit                                        2,862,410        273,982            --       2,588,428

OPERATING EXPENSES
       Research and development                     6,675,764      2,335,040                     4,340,724
       Sales and marketing                          5,123,522      1,381,302                     3,742,220
       General and administrative                   3,182,471        744,032                     2,438,439
       Restructuring and other                             --                    $  35,000 f
                                                                                    22,969 d
                                                                                   200,000 i
                                                                                   186,306 c
                                                                                    90,769 b       535,044
                                                 ------------    -----------     ---------     -----------
            Total operating expenses               14,981,757      4,460,374       535,044      11,056,427
                                                 ------------    -----------     ---------     -----------

Loss from operations                              (12,119,347)    (4,186,392)     (535,044)     (8,467,999)

Other, net                                            (38,490)            --            --         (38,490)
                                                 ------------    -----------     ---------     -----------

Loss before provision for income taxes            (12,157,837)    (4,186,392)     (535,044)     (8,506,489)

Provision for income taxes                                 --             --            --              --
                                                 ------------    -----------     ---------     -----------
       Net loss                                  $(12,157,837)   $(4,186,392)    $(535,044)    $(8,506,489)
                                                 ============    ===========     =========     ===========


BASIC PER SHARE NET LOSS                                $(.46)                                       $(.32)

DILUTED PER SHARE NET LOSS                              $(.46)                                       $(.32)

WEIGHTED AVERAGE SHARES OUTSTANDING
       Basic                                       26,695,701
       Diluted                                     26,695,701




See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                     SYSTEMSOFT CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 1998


                                                                       SYSTEMSOFT         BIOS         SYSTEMSOFT
                                                       SYSTEMSOFT         BIOS          PRO FORMA     CONSOLIDATED
                                                       HISTORICAL       BUSINESS       ADJUSTMENTS     PRO FORMA
                                                       ----------      ----------      -----------    ------------
REVENUES
       Software license fees                          $ 37,072,095     $ 7,133,051                    $ 29,939,044
       Engineering services                              5,550,537       2,075,627                       3,474,910
                                                      ------------     -----------      ---------     ------------
            Total revenues                              42,622,632       9,208,678             --       33,413,954
COST OF REVENUES
       Software license fees                             6,726,808       1,066,271                       5,660,537
       Engineering services                              5,686,963       4,137,729                       1,549,234
                                                      ------------     -----------      ---------     ------------
            Total cost of revenues                      12,413,771       5,204,000             --        7,209,771

Gross profit                                            30,208,861       4,004,678             --       26,204,183

OPERATING EXPENSES
       Research and development                         12,860,282       2,103,196                      10,757,086
       Sales and marketing                              14,908,068       2,597,704                      12,310,364
       General and administrative                        7,354,999       1,324,149                       6,030,850
       Restructuring and other charges                  12,907,337                      $  35,000 f
                                                                                           22,969 d
                                                                                          200,000 i
                                                                                          186,306 c
                                                                                           90,769 b     13,442,381
                                                      ------------     -----------      ---------     ------------
            Total operating expenses                    48,030,686       6,025,049        535,044       42,540,681
                                                      ------------     -----------      ---------     ------------

Loss from operations                                   (17,821,825)     (2,020,371)      (535,044)     (16,336,498)

Other, net                                                 127,193                                         127,193
                                                      ------------     -----------      ---------     ------------

Loss before provision for income taxes                 (17,694,632)     (2,020,371)      (535,044)     (16,209,305)

Provision for income taxes                               2,034,152         165,302 g           --        1,868,850
                                                      ------------     -----------      ---------     ------------
       Net loss                                       $(19,728,784)    $(1,855,069)     $(535,044)    $(18,078,155)
                                                      ============     ===========      =========     ============

BASIC PER SHARE NET LOSS                                     $(.76)                                          $(.69)

DILUTED PER SHARE NET LOSS                                   $(.76)                                          $(.69)

WEIGHTED AVERAGE SHARES OUTSTANDING
       Basic                                            26,034,716
       Diluted                                          26,034,716




See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                          NOTES TO SYSTEMSOFT PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS


(a) Reflects the proceeds for the prepaid royalty payment and payment for fixed assets per the License Agreement, less $35,000 withheld at closing for transaction fees.

(b) Reflects the loss of the Company's security deposit for leased office space in Taiwan due to the early termination of the lease.

(c)      Reflects the disposal of fixed assets sold to InSyde.

(d)      Reflects the accrual of employee severance costs in Taiwan.

(e)      Reflects prepaid royalties received from InSyde.

(f)      Transaction fees incurred by the Company.

(g) Reflects the foreign income taxes provided for at the foreign statutory rate.

(h)      Reflects the net loss due to exiting the BIOS line of business.

(i) Reflects additional accounts receivable reserve related to costs due to InSyde for assistance in collecting Taiwan accounts receivable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYSTEMSOFT CORPORATION



Dated: November 9, 1998                 By: /s/ Jeffrey R. Wakely
                                            ----------------------------------
                                            Jeffrey R. Wakely,
                                            Vice President, Finance and
                                            Secretary

                                  EXHIBIT INDEX



Exhibit No.    Description
----------     -----------

2.01 Asset Purchase and License Agreement dated as of September 1, 1998 by and between SystemSoft Corporation, SystemSoft Taiwan
               Corporation and InSyde Software, Inc.

99.01 Representative Agreement and License dated as of September 1, 1998 by and between SystemSoft Corporation and InSyde Software,
               Inc.

99.02          Press Release of the Company dated October 22, 1998.